Exhibit 10.6

CONFIDENTIAL

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

LICENSE AGREEMENT

This Agreement (“Agreement”) is effective as of this 18th day of April 2022, (“Effective Date”) between FILAMENT HEALTH CORP. a British Columbia corporation, with offices at #210-4475 Wayburne Drive, Burnaby BC V5G4X4 (“Filament”) and PSYENCE BIOMED CORP, a corporation organized under the laws of British Columbia with an address at 200 Bay Street, Suite 2010 Toronto, Ontario, Canada M5J 2J1 (“Psyence”). Filament and Psyence may be referred to herein singularly as a “party” and collectively as the “parties”.

WHEREAS,

A.	Filament is a natural psychedelic extraction and drug discovery company with significant experience in developing, registering and manufacturing naturally extracted and standardized psilocybin formulations. It is engaged in the development, extraction, formulation and licensing of proprietary PEX010 (25 mg psilocybin standardized extract) (“Materials”) and well as a delivery mechanism for the Materials which is suitable for human consumption (“End-Product”). Filament is also the owner of proprietary extraction and formulation methods, formulations, recipes, process, specifications, standards, procedures and rules (the “Preparation Methods”) for preparing the End Product and information regarding its Materials (“Know-How”). The Materials, End-Product, placebo versions of the End-Product (“Placebos”), Preparation Methods and Know-How are described in more detail in Appendix A hereto.

B.	Filament is the owner of the trademarks set forth in Appendix A that distinguish the Materials and End-Product, distinctive trade dress, other design devices and packaging elements associated therewith (the foregoing and any additional trademarks that Filament may adopt from time to time to distinguish the Materials and End-Product are hereinafter referred to as the “Trade Marks”).

C.	Psyence is a biotech company focused on the use of natural psilocybin to heal psychological trauma and the diagnosable disorders that can result: anxiety, depression, PTSD, stress, grief and bereavement in the context of palliative care.

D.	Psyence wishes to use Filament’s Intellectual Property (as defined below) including the Materials, End-Product, Preparation Methods, Know-How and Trade Marks in connection with the pre-clinical and clinical studies and trials to be conducted in [*****] (“Projects”) in the treatment of the following human diseases and conditions:

1.           [*****]

(collectively the “Fields of Use”), which Projects are described in more detail in Appendix B.

E.	Filament has and Psyence would like to receive certain rights, materials, data and other technical and/or business information which in whole or in part are considered to be proprietary and confidential to Filament. [*****]

IN CONSIDERATION of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby mutually acknowledged, THE PARTIES HERETO AGREE AS FOLLOWS:

1.	LICENSE

1.1	License.

(a)           For the duration of the Term and subject to the terms and conditions of this Agreement, Filament hereby grants to Psyence [*****] license [*****] to use and distribute the Licensed IP and all Intellectual Property Rights (as define below) thereon solely for use in the Projects and the Fields of Use (“License”).

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(b)           [*****]

1.2	Restrictions. Psyence shall not:

(a)           [*****]

(b)           offer for sale, sell or distribute, directly or indirectly, any Materials or End Product other than for purposes of the Projects and shall prohibit (and strictly enforce such prohibition) its contractors and any other third parties to whom it provides the Materials or End Product from doing so.

2.	MATERIAL TRANSFER & PROJECTS

2.1           Orders and Delivery. Upon Psyence’s written request from time to time during the Term (“Order”), Filament will transfer to Psyence quantities of one or more Materials, End-Product or Placebos in accordance with this Section 2.

(a)           [*****]

(e)           For the Term and in relation to the Projects, Psyence shall provide Filament with a good faith forecast of Psyence’s demand for Material, Placebos and/or End- Product at intervals, which approximates, as nearly as possible, based on information available at the time to the Psyence, the Orders Psyence will place during the Term (“Forecasts”). [*****] Without detracting from the aforementioned obligation, Filament shall provide Psyence with immediate and advance notice if it suspects that it will be unable to meet any Forecasts.

[*****]

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[*****]

3.	PAYMENT

3.1          Price. Filament shall supply Psyence with Materials, End-Product and Placebos at no charge in the quantities required to complete the Projects as listed in Appendix B.

3.2          Payment. Psyence shall pay all invoices within [*****] If any money due to Filament remains unpaid after the date on which the money should have been paid, then Psyence shall pay to Filament interest on the unpaid amount from the date on which the money was due at a rate of [*****]

3.3          Milestone Payments. Psyence shall pay Filament the following milestone payments (“Milestone Payments”) for any and all products that include the Materials as an active ingredient or the End-Product that achieve one or more of the following milestones in respect of each Project commenced by Psyence:

(a)           [*****]

(together, the “Milestones”). For the purposes of this Agreement “Clinical Trial” means a study, involving human subjects, for the purpose of discovering or verifying the safety, pharmacokinetics or effects of the Materials, an End Product or any and all products that include the Materials.

Psyence shall notify Filament in writing within [*****] following the achievement of each Milestone and shall make the appropriate Milestone Payment within [*****] after the achievement of such Milestone.

4.	USE OF THE LICENSED IP

4.1          Projects. The Licensed IP will be used by Psyence solely in connection with the Projects specifically described in the aforementioned Material Transfer Record. Filament does not grant Psyence any rights to use the Licensed IP for any profit-making or commercial purposes. Psyence shall seek the prior written approval of Filament to use its Licensed IP in activities beyond the scope of the Projects.

4.2          Ownership and Security. The Licensed IP shall be treated as property of Filament, and shall be used, securely stored and accounted for in accordance with Good Clinical Practice. Any unused Materials of End-Product shall be destroyed or returned to Filament.

4.3          Access. Except as set out in Sections 1.2(a), Psyence shall not provide the Licensed IP to a third party nor allow access to the Licensed IP by a third party. Notwithstanding the foregoing, the Licensed IP may be provided only to:

(a)          [*****]

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[*****]

4.4	Analysis and Development.

(a)           In the event that the Materials or End- Product are not suitable for a Project or Projects (“Tentative Projects”) as determined by a relevant health authority and require further testing, processing or modification in accordance with applicable laws and regulations, the following provisions shall apply:

(i)          [*****]

4.5          Project Results. The results of testing, research, conduct of and any information derived from the Projects (collectively, the “Project Results”) shall be the sole property of Psyence, [*****]

[*****]

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[*****]

4.6          Filament Results. It is recorded that as at the Effective Date, Filament has conducted and will continue to conduct similar technical evaluations and research projects to the Projects and has generated and will generate test results of its own during the Term (“Filament Test Results”), using the Materials and End-Product and which shall remain the sole property of Filament. [*****]

[*****]

4.8          [*****]

CONFIDENTIAL

[*****]

5.	CONFIDENTIAL INFORMATION

5.1          Definition. For the purposes of this Agreement “Confidential Information” means the Licensed IP, the data and results of the testing and use of the Licensed IP and any information relating thereto and the Projects, and includes but is not limited to all information, in any form, known or used by, or in the possession of, a party in connection with its operations, business or assets, including but not limited to, strategic and business plans, financial information and data, marketing information, information as to business opportunities, strategies, research, development, production, business, operational or technical processes or systems, business or commercial operations, know-how, trade secrets, ideas, intellectual property, processes, technical information, methods, product or production information, formulas, compositions, designs, drawings, samples, Inventions, past, current, or future research and development, past, current, or future manufacturing, supplier, marketing or distribution methods or process, customer information and any other information which is designated as “Confidential,” “Proprietary,” or contains some similar designation, or which by its nature the receiving party knew or should have reasonably known under the circumstances is or is intended to be confidential or proprietary.

5.2          Obligations. Each of the parties hereby undertakes to keep the other party’s Confidential Information confidential, to not disclose such Confidential Information to any third party, and to not use such Confidential Information for any purpose other than the Projects. The other party’s Confidential Information may be disclosed only to the recipient’s employees and in respect of Psyence, third parties set out in Section 1.2(a), who have a bona fide need to know for the purpose of the Projects, provided that they accept the same obligations of confidentiality as set forth herein. Each of the parties will promptly notify the other party in the event the other party’s Confidential Information is disclosed to a third party in breach of this Section.

5.3          Exceptions. The confidentiality obligations of Section 5.2 shall not apply to any Confidential Information for which the recipient can establish by written records that it:

[*****]

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6.	INTELLECTUAL PROPERTY

6.1           Intellectual Property. For the purposes of this Agreement, “Intellectual Property” means all ideas, designs, design specifications, inventions, proprietary information, trade secrets, processes, research and development data, manufacturing procedures, software, works of authorship, improvements, or suggestions, whether or not patentable or copyrightable, conceived, created, adapted, or reduced to practice by or for a Party, whether made alone or in conjunction with others, including all present and future (i) patents, patent applications, and other industrial property rights, (ii) copyrights, mask work rights, and other rights associated with works of authorship, (iii) trade secret rights, (iv) rights in trademarks and trade names and similar rights, and (v) other forms of intellectual or industrial property rights and proprietary rights of any kind or nature.

[*****]

6.4           No Future Licenses. Other than the licenses expressly granted in this Agreement, nothing contained herein shall be deemed to constitute, by implication or otherwise, the grant of any license or other rights in respect of any present or future Intellectual Property owned or controlled by either of the parties.

7.	REPORTING

Psyence will:

[*****];

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(b)            report any adverse events, suspected unexpected serious adverse reactions (SUSAR) and all other events required to be reported under applicable law within required timelines;

[*****]

All information, documentation, data and or material received by Filament pursuant to this Section 7 shall be treated as Confidential Information.

8.	PUBLICITY

Neither party shall publish or disclose to any third party the existence of this Agreement, the parties’ relationship hereunder, or that Psyence is evaluating and/or considering the Licensed IP for any purpose without the prior written approval of the other party, save that Psyence shall be entitled to publish or make any such disclosures as may be required under applicable laws or rules of a securities exchange to which Psyence is subject.

9.	TERM AND TERMINATION

9.1           Term. This Agreement comes into effect on the Effective Date and [*****], unless terminated early in accordance with a provision of this Agreement (the “Term”). [*****]

(a)            [*****]

9.2            Early Termination. This Agreement shall be terminated immediately upon the occurrence of any one of the following events:

(a)           [*****]

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On termination or expiry of this Agreement:

[*****]

9.3           Survival. The provisions of Sections [*****] hall survive termination and expiration of this Agreement.

10.	DISCLAIMER OF WARRANTY

Filament gives no warranty, express or implied, as to the fitness of the Licensed IP for the Projects other than that:

(a)           the Materials and End-Product have been manufactured using Good Manufacturing Practice and will be sent to Psyence or its duly appointed agents in compliance with applicable laws;

(b)           the Materials and End-Product meet the specifications set out in Appendix A and the certificate of analysis enclosed therewith; and

(c)           the Licensed IP, to the best of Filament’s knowledge, does not or violate any patent, design, copyright, trade secret or other proprietary right of any third party and Filament has all necessary rights of ownership and licenses to provide the Materials and End-Products in accordance with this Agreement.

Further, Filament gives no warranty, express or implied, of non-infringement and the Licensed IP are being provided “as is” and Psyence accepts all risks associated with its use thereof.

11.	LIMITATION OF LIABILITY

NOTWITHSTANDING ANY PROVISION OF THIS AGREEMENT TO THE CONTRARY, EXCEPT IN THE EVENT OF GROSS NEGLIGENCE OR WILFUL MISCONDUCT, NEITHER PARTY, NOR ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, AND AFFILIATES WILL BE LIABLE TO THE OTHER PARTY FOR INCIDENTAL, EXEMPLARY, CONSEQUENTIAL, INDIRECT, OR PUNITIVE DAMAGES OF ANY KIND, INCLUDING LOST PROFITS, LOST OR DIMINISHED PRODUCTION, BUSINESS INTERRUPTION OR CLAIMS OF CUSTOMERS OR OTHER THIRD PARTIES, REGARDLESS OF WHETHER THE INDEMNIFYING PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, AND REGARDLESS OR WHETHER BASED UPON A CLAIM OR ACTION OF CONTRACT, WARRANTY, NEGLIGENCE, STRICT LIABILITY, OTHER TORT, OR OTHERWISE.

12.	INDEMNIFICATION

12.1	Obligations.

(a)           Psyence will defend, indemnify, and hold harmless Filament, and its directors, officers, employees and agents from and against any damages, liabilities, losses, costs, and expenses (including reasonable attorneys’ fees, court costs, and other costs) arising from fines, civil penalties or personal injury to or damage to the property of third parties [*****]) caused by or arising from the Projects, except to the extent such damages, liabilities, losses, costs, and expenses arise from the negligence or wrongful acts of Filament, its directors, officers, employees, and agents.

(b)          Filament will defend, indemnify, and hold harmless Psyence, and its directors, officers, employees and agents from and against any damages, liabilities, losses, costs, and expenses (including reasonable attorneys’ fees, court costs, and other costs) arising from fines, civil penalties or personal injury to or damage to the property of third parties [*****]) caused by or arising from a breach of the warranties set out in [*****]

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12.2           Notice; Defense. In the event that a party receives notice of any third party claim, action or proceeding for which such party (the “Indemnitee”) claims indemnity hereunder, the Indemnitee will promptly notify the other party (the “Indemnitor”) of such matter. The Indemnitor will then promptly assume responsibility for and will have full control of such matter, including settlement negotiations and any legal proceedings, and the Indemnitee will fully cooperate at the Indemnitor’s expense in the Indemnitor’s handling and defense thereof. The Indemnitee may participate, at its own expense, in the defense of such claim or litigation provided that the Indemnitor will direct and control the defense of such claim or litigation. The Indemnitor will not, in the defense of such claim or litigation resulting therefrom, (a) consent to entry of any judgment except with the written consent of the Indemnitee, which will not be unreasonably withheld, or (b) enter into any settlement, which (i) does not include as an unconditional term thereof the giving by the plaintiff to the Indemnitee of a release from all liability in respect of such claim or litigation or (ii) contains any admission of liability, except with the written consent of the Indemnitee, which will not be unreasonably withheld.

12.3	Insurance. [*****]

13.	MISCELLANEOUS PROVISIONS

13.1           Employee Consent. Psyence shall procure that the researchers and other personnel at any time associated with the Projects shall confirm their knowledge of and consent to the terms of this Agreement.

13.2           Applicable Law and Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein without giving effect to the choice of law provisions thereof which will be disregarded in their entirety. Any unresolved disputes between the parties, including all claims for legal and equitable relief, will be submitted to a court of competent jurisdiction in the Province of British Columbia, Canada. [*****]

13.3           Equitable Relief. [*****] acknowledges that any breach of the obligations of this Agreement in respect of [*****] may cause irreparable harm to [*****] for which damages is not an adequate remedy and that the [*****] will be entitled to seek equitable relief in addition to all other remedies available at law.

13.4           Notices. Except as otherwise provided in this Agreement, any notice or the like pursuant to this Agreement shall be in writing in the English language and will be deemed to have been sufficiently given if delivered in person, transmitted by facsimile, electronic computer mail, or express delivery with fees prepaid, whether public or private carrier, addressed as below or to such other persons and addresses as the parties may designate in writing from time to time.

If to Filament:

Benjamin Lightburn, CEO

[*****]

with copies to

[*****]

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If to Psyence:

Justin Grant, Chief Strategy

Officer

Neil Maresky,

CEO

copy: Taryn Vos, Corporate Counsel

Jody Aufrichtig, Executive Chairman

Tony Budden, Chief Strategy Officer

13.5        Export Control. Both parties understand that any Materials or End-Product may be subject to export control and embargo laws, regulations or orders of Canada and the United States. Neither party hereto will knowingly export, directly or indirectly, to any country for which Canada the United States, as the case may be, has an applicable embargo or requires an export license without first obtaining such a license.

13.6        Counterparts, Signatures, Authorization. This Agreement may be executed in any number of counterparts each of which shall be deemed an original, but all of which taken together shall constitute one single agreement between the parties. Signatures via facsimile or other electronic means are deemed to be the same as original signatures. Each of the parties agrees to the terms of this Agreement, and the person signing on behalf of each party represents that he or she is authorized to execute this Agreement on behalf of such party and has the authority to bind such party to the terms and conditions of this Agreement.

13.7        Assignment. Save as otherwise expressly provided for in this Agreement, neither of the parties shall assign, transfer, or otherwise dispose of this Agreement to any third party without the prior written consent of the other party. The Agreement will inure the benefit of, and be binding on any permitted assignee or successor.

13.8        Amendments. Any and all amendments to, and extensions of this Agreement will only be effective if agreed and executed in writing by both parties.

13.9        Severability. If any term, provision, undertaking or restriction contained in this Agreement is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable (in whole or in part), the remainder of the terms, provisions, undertakings and restrictions contained herein will remain in full force and effect and will in no way be affected, impaired or invalidated. Any such invalid, illegal, or unenforceable provision or portion of this Agreement shall be changed and interpreted, and any unintentional gap filled, so as to best accomplish the objectives of such provision or portion thereof in light of the purpose of this Agreement and within the limits of applicable law.

13.10      Waiver. Any waiver by either party of any right resulting from a breach of this Agreement shall not imply waiver of any future enforcement of such right nor any waiver of any other right arising from this Agreement or resulting from the breach of any other provision of this Agreement.

13.11      Construction and Interpretation. All terms defined in the singular form shall include the plural and vice versa. Unless otherwise stated, all sections referred to herein are sections of this Agreement. Each of the exhibits, schedules and appendices referred to in this Agreement and attached hereto, and all attachments and amendments thereto, are and shall be incorporated herein and made a part hereof. The headings of the sections in this Agreement are inserted for convenience only and are not intended to interpret, define or limit the scope or content hereof or any provision hereof. The word “including” will not be construed as limiting the immediately preceding general term or statement.

13.12      Entire Agreement. This Agreement and any appendix hereto constitute the entire understanding between the Parties and supersede any prior communications, representations or agreements, whether oral or in writing, regarding the same matter between them.

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13.13      Advice of Counsel. Each party has consulted with counsel of their choice regarding this Agreement, and each acknowledges and agrees that this Agreement shall not be deemed to have been drafted by one party or another and shall be construed accordingly.

13.14      No relationship. This Agreement does not create an agency or partner relationship between the parties.

The parties have caused this Agreement to be executed as of the Effective Date.

FILAMENT HEALTH CORP.		PSYENCE GROUP INC.

By:	/s/ Benjamin Lightburn	By:	/s/ Warwick Corden-Lloyd
	(Signature)		(Signature)

Name:	Benjamin Lightburn	Name:	Warwick Corden-Lloyd
	(Print – Block Letters)		(Print – Block Letters)

Title:	CEO	Title:	CFO
	(Print – Block Letters)		(Print – Block Letters)

Date:	4/12/2022	Date	4/18/2022

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APPENDIX A

Materials Certificate of Analysis

[*****]

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APPENDIX A CON’T

End-Product Certificate of Analysis

[*****]

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APPENDIX A CON’T

Placebo Certificate of Analysis

[*****]

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APPENDIX B – DESCRIPTION OF PROJECTS & MINIMUM QUANTITIES

[*****]

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APPENDIX C - MATERIAL TRANSFER RECORD

[*****]

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APPENDIX D - FORM OF ACKNOWLEDGEMENT AGREEMENT

[*****]